Organization	12 Months Ended
Dec. 31, 2014
Organization [Abstract]
Organization
1.  Organization

Managed Futures Premier Graham L.P. (“Premier Graham” or the “Partnership”) is a limited partnership organized to engage primarily in the speculative trading of futures contracts, options on futures and forward contracts, and forward contracts on physical commodities and other commodity interests, including, but not limited to, foreign currencies, financial instruments, metals, energy, and agricultural products (collectively, “Futures Interests”) (refer to Note 5. Financial Instruments).

Ceres Managed Futures LLC, a Delaware limited liability company, acts as the general partner (“Ceres” or the “General Partner”) and commodity pool operator of the Partnership.  Ceres is a wholly-owned subsidiary of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”).  MSSBH is wholly-owned indirectly by Morgan Stanley.  Prior to June 28, 2013, Citigroup Inc. was the indirect minority owner of MSSBH.  Morgan Stanley Smith Barney LLC is doing business as Morgan Stanley Wealth Management (“Morgan Stanley Wealth Management”).  This entity, previously acted as a non-clearing commodity broker for the Partnership, and currently acts as the placement agent (the “Placement Agent”) for the Partnership.  Morgan Stanley Wealth Management is a principal subsidiary of MSSBH.

  The clearing commodity broker is Morgan Stanley & Co. LLC (“MS&Co.”).  MS&Co. also acts as the counterparty on all trading of foreign currency forward contracts.  MS&Co. is a wholly-owned subsidiary of Morgan Stanley.

Effective November 30, 2012, the General Partner changed the name of the Partnership from Managed Futures Charter Graham L.P. to Managed Futures Premier Graham L.P.  The name change had no impact on the operation of the Partnership or its limited partners.

Effective June 1, 2011, units of limited partnership interest (“Unit(s)”) of the Partnership are being offered in two share classes (each a “Class” or collectively, the “Classes”).  The Class of Units that a limited partner receives depends on the aggregate subscription amount made by such limited partner in the Partnership.

Class of Units	Aggregate Investment
A	Up to $4,999,999
D	$5,000,000 and above

As of December 31, 2014, all Units outstanding are considered Class A Units.  The General Partner may, at its discretion, offer additional Classes of Units as described in the private placement memorandum of the Partnership, as amended from time to time (the “Memorandum”).

Effective April 1, 2014, the ongoing Placement Agent fee paid by the Partnership to Morgan Stanley Wealth Management was reduced for Class A Unit holders from an annual rate of 3.375% to an annual rate of 2.00% of the net asset value of a limited partner’s Class A Units.

Effective April 1, 2014, the monthly management fee paid by the Partnership to Graham was reduced from 1/12th of 2.00% (a 2.00% annual rate) to 1/12th of 1.75% (a 1.75% annual rate) of the net assets of the Partnership (plus “notional” funds, if any) as of the beginning of each month.

Ceres is required to maintain a 1% minimum interest in the equity of the Partnership and income (losses) are shared by Ceres and the limited partners based on their proportional ownership interest.

Graham Capital Management L.P. (“Graham” or the “Trading Advisor”) is the Partnership’s trading advisor.